Exhibit 10.12

AMENDMENT TO SHORT TERM ADVANCES
DEFERRAL OF PRINCIPAL PAYMENTS

          This amendment to Short Term Advances (the “Amendment”) is made effective as of the 31st day of March 2003, by and among Venturos AS, a Norwegian corporation (the “Lender”) and MediaBin, Inc., a Georgia corporation (the “Borrower”).

W I T N E S S E T H:

          WHEREAS, Lender is the holder of certain Short Term Advances from Borrower, as listed below (“Advances”):

62. Advance dated September 12, 2002 in the principal amount of $300,000;
63. Advance dated September 27, 2002, in the principal amount of $100,000;
68. Advance dated October 4, 2002, in the principal amount of $150,000;
69. Advance dated October 15, 2002, in the principal amount of $175,000;
70. Advance dated October 24, 2002, in the principal amount of $125,000;
74.	Advance dated October 30, 2002, in the principal amount of $250,000;
75.	Advance dated December 13, 2002, in the principal amount of $60,000;
76.	Advance dated December 30, 2002, in the principal amount of $50,000; and

          WHEREAS, Lender and Borrower wish to amend the Advances as hereinafter provided;

          NOW, THEREFORE, for and in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

          “The payments due upon each of the above Advances will be deferred until May 30, 2003.”

          Except as expressly provided herein, all terms and conditions of the Advances remain in full force and effect.  Nothing herein shall be construed to constitute a novation of the Advances, and the intention of the parties hereto is not to extinguish the Notes.

          This Amendment shall be construed in accordance with the laws of the State of Georgia.

          IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed, as of the date first above written.

BORROWER:		LENDER:
	MEDIABIN, INC.		VENTUROS AS

By:	/s/ HAINES HARGRETT	By:	/s/ RUNE DYBESLAND

Name:	Haines Hargrett	Name:	Rune Dybesland
Title:	CFO	Title:	CFO
Date:	3/31/03	Date:	3/31/03